UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 29, 2008

The Finish Line, Inc.
(Exact Name of Registrant as Specified in Charter)

Indiana	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (317) 899-1022

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2008, Kevin S. Wampler tendered his resignation as the Executive Vice President, Chief Financial Officer and Assistant Secretary of The Finish Line, Inc. (the “Company”) to pursue a similar position at another company. Mr. Wampler will remain in his position with the Company through November 25, 2008.

On November 3, 2008, the Company announced that Steven J. Schneider, currently the Chief Operating Officer of the Company, has been appointed to the additional role of Interim Chief Financial Officer, effective November 26, 2008.  As previously announced by the Company, Mr. Schneider will also become the President of the Company on December 1, 2008.

Mr. Schneider, age 53, has served as Chief Operating Officer of the Company since October 2003, and as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Assistant Secretary from April 2001 to October 2003.  Mr. Schneider also served as Executive Vice President, Finance, Chief Financial Officer and Assistant Secretary of the Company from April 2000 to April 2001, as Senior Vice President, Finance, Chief Financial Officer and Assistant Secretary of the Company from March 1997 to April 2000, and as Vice President, Finance and Chief Financial Officer of the Company from April 1989 to March 1997.

Mr. Schneider’s role as Interim Chief Financial Officer will not impact or alter his employment terms. As previously disclosed, the terms of employment of Mr. Schneider in his new position as President have not yet been determined and are unavailable at this time, but it is expected that he will receive a new employment agreement.

Also on November 3, 2008, the Company announced that Beau J. Swenson, Vice President and Controller of the Company, will assume the role of principal accounting officer for the Company, effective November 26, 2008.  Mr. Swenson, age 35, has served as Vice President and Controller of the Company since March 2007.  Mr. Swenson joined the Company in May 2004 as Controller.  From June 2003 to May 2004, Mr. Swenson was employed as Chief Financial Officer at Paragon Steel Enterprises, LLC.  Prior to that time, he was employed as an Audit Manager at Ernst & Young LLP from August 1996 to June 2003.

Further information regarding Mr. Wampler’s resignation and the appointment of Mr. Schneider as the Interim Chief Financial Officer of the Company is set forth in a press release issued on November 3, 2008, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description of Exhibit

	99.1	Press Release issued November 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: November 3, 2008	By:	/s/ Gary D. Cohen
Gary D. Cohen
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued November 3, 2008